UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2006

SOURCE PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51241
(Commission File Number)

98-0443283
(IRS Employer Identification No.)

Suite 305 –1530 West 8th Avenue
Vancouver, British Columbia, V6J 5M6, Canada
(Address of principal executive offices and Zip Code)

(778) 863-2259
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On July 26, 2006, we entered into a share exchange agreement with all of the shareholders of Source Projects Inc., a Delaware corporation, Source Projects Inc. and 1245147 Alberta Ltd., an Alberta corporation, for the purchase by our company of all of the issued and outstanding shares of Source Projects Inc.

The share exchange agreement provides that we will issue to the shareholders of Source Projects Inc. collectively an aggregate of 32,000,000 shares of our common stock in consideration for all of the issued and outstanding shares of Source Projects Inc. The share exchange agreement also provides that, upon the completion of the share exchange transaction contemplated therein, Barry Lee will return 67,500,000 of his shares of our common stock to us for cancellation and that Hussein Charanek, Scott Rogers and Pierre Akar will be appointed as directors of our company.

Source Projects Inc. is a private corporation incorporated in the State of Delaware in May 2006. Source Projects Inc. is the sole shareholder of 1245147 Alberta Ltd., which is a private corporation incorporated in the Province of Alberta in May 2006. 1245147 Alberta Ltd. recently entered into two farm-out agreements as the farmee with Dual Explorations Inc. as the farmor for exploration of oilsands relating to certain farmout lands located at TWP 75-4-W6M and TWP 83-19-W5M in the Province of Alberta. 1245147 Alberta Ltd. also purchased the interest of Scott Oil and Gas Ltd. as the farmee in an farmout agreement with Western Petrochemical Corp. as the farmor for exploration of oil shales relating to certain farmout lands located at TWPs 43-49 Rges 1-8, W2M in the Province of Saskatchewan. The exploration activities on these farmout lands are in very early stages and there can be no assurance that, following the closing of the share exchange agreement, we will be able to successfully locate commercially viable resources or reserves or any at all.

Closing of the share exchange agreement is subject to a number of customary closing conditions and is scheduled on or before August 8, 2006, or on such other date as the parties may agree, to be held at such place and time as the parties may agree.

The information above is qualified in its entirety by the form of share exchange agreement, which is attached as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibits

10.1 Share Exchange Agreement among Source Petroleum Inc., Source Projects Inc., shareholders of Source Projects Inc., 1245147 Alberta Ltd. and Hussein Charanek effective as of July 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCE PETROLEUM INC.

/s/ Jeff Gillis
Jeff Gillis, President and Director

Date: July 26, 2006